
HIGHLAND PRINCE

2014 Global Credit Products Conference

September 2014

GULFMARK OFFSHORE

Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

Certain statements and information in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues are based on our forecasts for our existing operations. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Among the important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the price of oil and gas and its effect on offshore drilling, vessel utilization and day rates; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors; delays or cost overruns on construction projects, and other material factors that are described from time to time in the Company’s filings with the SEC, including the registration statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Consequently, the forward-looking statements contained herein should not be regarded as representations that the projected outcomes can or will be achieved. These forward-looking statements speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Long Term Revenue, EBITDA & Utilization

(USD in Millions)



700
600
500
400
300
200
100
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Utilization
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
TTM
Avg. Incremental EBITDA Margin – 74%
Avg. Incremental EBITDA Margin – 79%
Revenue
EBITDA*
Utilization

* Adjusted for Special Items, See Supporting Information at the end of this Presentation

As at end of Q2 2014

Diversified Global Fleet



WORLDWIDE TOTAL = 75
53
17
3
2
PSV
AHTS
FSV
SPV
NORTH SEA
PSV 25
SPV 1
AHTS 1
US GULF
PSV 18
FSV 1
MEXICO
AHTS 2
FSV 1
TRINIDAD
AHTS 2
FSV 1
BRAZIL
PSV 5
SPV 1
AUSTRALIA
PSV 2
SOUTHEAST ASIA
PSV 3
AHTS 12

As at end of Q2 2014

Fleet Growth


9
11
12
14
12
14
21
26
28
31
30
39
43
47
45
48
48
48
71
72
74
73
70
72
75
1990
OWNED VESSELS
2014

As at end of Q2 2014

Young & Versatile Fleet

Secondary Market Purchases

- Average one vessel purchase per year for last three years
- Two in 2012:
  - One 2010-built DP2 PSV for US GoM
  - One 2006-built DP2 PSV for UK North Sea
- One in 2014:
  - 2012-built DP2 PSV for UK North Sea



Vessel Vintage by Year



Current New Build Program
Number of Vessels
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Vessels in Current Fleet
Recent Market Purchases
Vessel Disposals
Vessels Under Construction

As at end of Q2 2014

Vessel Dispositions Demonstrate Long-Term Value

Vessel Name	Year of Sale	Year Built	Age at Disposal	Sales Price	Original Cost	Sales Price as a Percentage of Original Cost
Highland Piper	2014	1996	18	14,450,000	17,116,549	84%
Highland Warrior	2013	1981	32	2,050,000	9,697,192	21%
Highland Pride	2013	1992	21	10,000,000	13,371,772	75%
Highland Champion	2013	1979	34	825,000	6,297,638	13%
Clwyd Supporter	2013	1984	28	750,000	8,492,794	9%
Blacktip	2012	2009	3	10,300,000	9,432,361	109%
Albacore	2012	2008	4	7,000,000	5,983,952	117%
Swordfish	2012	2009	3	8,775,000	8,328,295	105%
Sailfish	2012	2007	5	8,350,000	6,900,000	121%
Bluefin	2012	2008	3	6,350,000	6,019,100	105%
Highland Pioneer	2011	1983	28	2,850,000	4,699,301	61%
North Traveller	2010	1998	12	18,692,000	17,775,436	105%
Seapower	2010	1974	36	380,000	1,355,389	28%
Sea Searcher	2009	1976	33	2,000,000	1,298,096	154%
Highland Sprite	2009	1986	23	5,075,000	6,935,050	73%
Sefton Supporter	2009	1971	38	1,029,000	909,535	113%
North Fortune	2008	1983	25	19,000,000	9,955,746	191%
Sea Eagle	2008	1976	32	2,000,000	985,754	203%
Sem Valiant	2008	1981	27	2,600,000	2,798,898	93%
North Crusader	2008	1984	24	19,000,000	12,380,504	153%
Sea Diligent	2008	1981	27	3,950,000	2,805,178	141%
Sea Endeavor	2007	1981	26	2,500,000	2,573,100	97%
Sea Explorer	2007	1981	26	5,125,000	2,821,841	182%
Sem Courageous	2007	1981	26	2,500,000	2,132,069	117%
North Prince	2007	1978	29	5,650,000	7,212,539	78%
Sentinel	2006	1979	27	7,400,000	4,733,578	156%
Highland Patriot	2006	1982	24	10,800,000	7,289,049	148%
	Average	Age	23	179,401,000	180,300,716	100%

A Changing Environment

Significant number of new generation rigs allows for increased activity in:

- Deepwater
- Remote drilling locations
- Harsh environment

Industry and regulatory call for higher specification vessels for:

- Complex activities
- Increased cargo carrying capacity and flexibility


NORTH POMOR
RESCUE ZONE

The New Breed Of PSV

GULFMARK'S ARCTIC CLASS

WINTERIZED
ERN 99,99,99,99
SPS CODE

Length	92.6m
Breadth	19.2m
Dwt	5000T
Speed	17kts



Oil Recovery
1000m² Deck
DP2
ST-216 Arctic
Dry Bulk Tanks
Ice-1B Hull
Diesel Electric Propulsion
Maximized Special Product Capacity
Mud, Brine & Drilling Fluids
8.4 MW Of Power
Bow Thrusters

New Construction Delivery Schedule

300 Class	Europe	887	DEFENDER	July 10, 2013
300 Class Arctic	Europe	Arctic	POMOR	July 26, 2013
280 Class	Europe	879	CHIEFTAIN	September 14, 2013
300 Class	Europe	887	GUARDIAN	September 26, 2013
250 Class	Europe	755	KNIGHT	October 11, 2013
300 Class Arctic	Europe	Arctic	CRUYS	February 14, 2014
250 Class	Europe	755	PRINCESS	March 22, 2014
280 Class	US	T-Sea	POLARIS	May 2, 2014
280 Class	US	T-Sea	REGULUS	ESTIMATED - Q4 2014
300 Class	US	887	HERCULES	ESTIMATED - Q1 2015
300 Class	US	887	PEGASUS	ESTIMATED - Q2 2015
300 Class Arctic	Europe	Arctic	ARCTIC - TBN	ESTIMATED - Q4 2015

2013 2014 2015

As at end of Q2 2014

Vessel Enhancement Schedule

Six 190 Class PSVs have been lengthened to 230 Class

Eight 210 Class PSVs being lengthened to 260 Class


St. Louis
COMPLETED
September 30, 2013
Toulouse
COMPLETED
November 9, 2013
Orleans
COMPLETED
March 15, 2014
Esplanade
COMPLETED
May 13, 2014
Bourbon
COMPLETED
August 28, 2014
Royal
ESTIMATED
Q4 2014
Chartres
ESTIMATED
Q1 2015
Iberville
ESTIMATED
Q2 2015
2013
2014
2015

DEMAND DRIVERS

Rig Count Growth – North Sea

FLOATING RIGS	
Drilling	37
Scheduled Arrivals/Activations (through 2015)	8
% Increase	**22%**

JACKUPS	
Drilling	37
Scheduled Arrivals (through 2015)	5
% Increase	**14%**

Source: IHS Petrodata as of 8/21/14





Floating Rig Count Growth – U.S. GoM

FLOATING RIGS IN U.S. GOM	
Currently Drilling	38
Net Additions (through Q4 2015)	12
% Increase	**32%**

Source: IHS Petrodata as of 8/21/14





Vessel To Rig Ratio – U.S. Gulf of Mexico



Historic
Forecast
Estimated Deliveries
13 Vessels 3 Rigs
8 Vessels 6 Rigs
6 Vessels 0 Rigs
2 Vessels 1 Rigs
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
8.3
8.1
6.5
5.3
5.2
4.4
4.5
4.5
5.0
4.3
4.4
4.4
4.5
4.4
4.7
4.7
4.8
4.8
4.6
4.7
4.6
4.6
4.5
4.4
4.4
4.3
4.4
4.3
Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2011
2012
2013
2014
2015
Total Vessel to Rig Ratio
Previous Estimates

Sources: IHS Marine Base, IHS Rig Base as of 8/21/14

Assumptions:

1. *Vessel deliveries are net of estimated vessel departures*
2. *Forecasted ratio reflects net rig deliveries (assuming 2 future floating rig departures).*

Note: Dotted red line indicates early 2014 forecast

Vessel To Rig Ratio – North Sea



←Historic
Forecast→
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
3.8
4.1
4.3
5.0
4.7
4.7
4.6
5.1
4.9
4.7
4.1
4.5
4.4
4.4
4.5
4.4
4.2
4.4
4.2
4.4
4.2
4.6
4.5
4.4
4.3
4.3
4.3
4.1
4.2
4.0
4.0
3.9
3.8
3.8
3.8
3.8
Estimated Deliveries
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2009
2010
2011
2012
2013
2014
2015
Total Vessel to Rig Ratio
Previous Estimate

Sources: IHS Marine Base, IHS Rig Base as of 8/21/14

Note: Dotted red line indicates early 2014 forecast

FINANCIAL INFORMATION

GULFMARK

Revenue

$497M


HIGHLAND PRINCE
42%
AMERICAS
43%
NORTH SEA
15%
SOUTHEAST ASIA

TTM Revenue - $211M
TTM EBITDA - $94M

TTM Revenue - $212M
TTM EBITDA - $81M

TTM Revenue - $74M
TTM EBITDA - $43M

As at end of Q2 2014

Day Rate in Backlog Remains Strong


(USD in Millions)
1,000
900
800
700
600
500
400
300
200
100
0
25,000
20,000
15,000
10,000
5,000
0
Day Rate
Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2007
2008
2009
2010
2011
2012
2013
2014

GulfMark Balance Sheet
June 30, 2014

Includes Senior Notes due 2022 and Two Partially Drawn Revolvers

(in thousands of U.S. dollars)

ASSETS		
CURRENT ASSETS:		
Cash and Cash Equivalents	$	25,940
Trade Accounts Receivable		125,404
Other Accounts Receivable		13,675
Prepaids and Other		21,440
Total Current Assets		186,459
PROPERTY AND EQUIPMENT, AT COST:		
Vessels and Equipment		1,941,022
Construction in progress		115,234
Less: Accumulated Depreciation		(460,912)
Net Property and Equipment		1,595,344
DEFERRED CHARGES AND OTHER ASSETS:		
Goodwill		30,375
Intangibles, net of accumulated amortization		17,301
Cash held in escrow		3,682
Deferred Costs and Other Assets		20,826
Total Deferred Charges and Other Assets		72,184
TOTAL ASSETS	$	1,853,987

LIABILITIES AND STOCKHOLDERS' EQUITY		
CURRENT LIABILITIES:		
Accounts Payable	$	28,661
Accrued Expenses and Other		43,412
Total Current Liabilities		72,073
LONG TERM DEBT		
Revolving Credit Facility (US)		5,000
Revolving Credit Facility (Norway)		39,950
Sr. Notes		500,797
		545,747
LONG TERM INCOME TAXES		129,427
OTHER LIABILITIES		6,888
STOCKHOLDERS' EQUITY:		
Common Stock and APIC, Less Treasury Stock		386,059
Deferred Compensation Expense		7,305
Retained Earnings		640,639
Accumulated Other Comprehensive Income		65,849
Total Stockholders' Equity		1,099,852
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$	1,853,987

Selected Credit Stats Through Time



Debt / Total Capitalization (Book) %
40.0%
30.0%
20.0%
10.0%
0.0%
22.8%
19.1%
36.1%
26.7%
26.1%
25.4%
32.8%
32.0%
33.2%
15.9%
18.5%
31.1%
22.5%
21.2%
18.4%
22.9%
30.4%
33.7%
2006
2007
2008
2009
2010
2011
2012
2013
TTM
Net Debt / Total Capitalization (Book) %
Total Debt / Total Capitalization



Debt / LTM EBITDA
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
1.3x
1.0x
2.2x
2.2x
2.7x
2.5x
4.9x
3.2x
2.8x
0.9x
1.0x
1.9x
1.9x
2.2x
1.8x
3.4x
3.0x
2.9x
2006
2007
2008
2009
2010
2011
2012
2013
TTM
Net Debt / LTM EBITDA
Total Debt / LTM EBITDA



EBITDA / Interest Expense
25.0x
20.0x
15.0x
10.0x
5.0x
0.0x
8.0x
19.3x
15.1x
8.1x
5.7x
6.2x
4.4x
6.7x
7.3x
2006
2007
2008
2009
2010
2011
2012
2013
TTM

Net-Debt Position

(USD in Millions)



600
500
400
300
200
100
0
35%
30%
25%
20%
15%
10%
5%
0%
Target Range
Net-Debt to Total Book Capitalization
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2009 2010 2011 2012 2013 2014

As at end of Q2 2014

2014 - 2015 Non-Operating Uses of Cash

Use	2014E	2015E
	(USD in Millions)	
New Build Program	96	73
Acquisitions & Enhancements	62	10
Sub-Total	158	83
Dividends	26	26
Total Committed Non-Operating Cash Uses	**184**	**109**

As at end of Q2 2014

FINANCIAL APPENDIX

GULFMARK

Reconciliation Of Adjusted EBITDA

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	As of Jun 30th TTM
Net (loss) income	($4.6)	$38.4	$89.7	$99.0	$183.8	$50.6	($34.7)	$49.9	$19.3	$70.6	$88.6
Interest expense, net	17.0	18.4	14.4	4.8	12.8	19.9	20.7	21.6	22.9	23.6	26.2
Income tax (benefit)	(6.5)	3.4	3.0	30.2	11.7	(2.1)	(12.7)	4.7	2.7	5.0	6.4
Depreciation & Amortization	26.1	28.9	28.5	30.6	44.3	53.0	57.0	59.6	59.7	64.0	71.3
EBITDA	$32.0	$89.1	$135.6	$164.6	$252.6	$121.5	$30.2	$135.8	$104.6	$163.2	$192.5
Adjustments:											
Impairment	-	-	-	-	-	46.2	97.7	1.8	1.2	-	7.5
Debt refinancing costs	6.5	-	-	-	-	-	-	-	4.4	-	-
Accounting Change	7.3	-	-	-	-	-	-	-	-	-	-
Other	(1.5)	(0.5)	0.1	0.3	(1.6)	1.2	(0.1)	2.3	1.8	1.3	(0.7)
Adjusted EBITDA	$44.3	$88.6	$135.7	$164.9	$251.0	$168.8	$127.8	$139.9	$111.9	$164.5	$199.3

EBITDA is defined as net income (loss) before interest expense, net, income tax provision, and depreciation and amortization, which includes impairment. Adjusted EBITDA is calculated by adjusting EBITDA for certain items that we believe are non-cash or unusual, consisting of: (i) loss from unconsolidated ventures; (ii) minority interest; and (iii) other (income) expense, net. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow data, a measure of liquidity or an alternative to income from operations or net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. EBITDA and Adjusted EBITDA are presented because we believe they are used by security analysts, investors and other interested parties in the evaluation of companies in our industry. However, since EBITDA and Adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

Debt Summary

	RBS Revolvers - US$ 150MM		DNB Revolvers - NOK 600MM (~US$ 100MM)	
Participants	The Royal Bank of Scotland plc. ("RBS") - US 80MM Wells Fargo Bank, N.A. - US 35MM JPMorgan Chase Bank, N.A. - US 35MM		DNB Bank ASA - NOK 600MM	
Currency	USD or any other currency agreed with the Agent		NOK or USD	
Borrower	GulfMark Americas Inc.		Gulfmark Rederi AS	
Agent	The Royal Bank of Scotland plc. ("RBS")		DNB Bank ASA	
Tenor	Up to 5 years		5 years, however, no later than September 30, 2017	
Interest Rate	BBA LIBOR plus Mandatory Costs plus the Margin		NIBOR or, if the Loan is denominated in USD, LIBOR plus the Margin	
Margin	**Leverage Ratio (Net Debt / EBITDA)**	**Applicable Margin**	**Leverage Ratio (Net Debt / EBITDA)**	**Applicable Margin**
	Greater than 3.0	3.5	Greater than or equal to 4.00	3
	Greater than 2.5 but less than or equal to 3.0	3	Greater than or equal to 2.0 but less than 4.0	2.75
	Greater than 2.0 but less than or equal to 2.5	2.5	Less than 2.00	2.5
	Greater than 1.5 but less than or equal to 2.0	2.25		
	Greater than 1.0 but less than or equal to 1.5	2		
	Less than or equal to 1.00	1.75		
Commitment Fee	40% of the Margin		0.5% per annum on any undrawn and un-called amounts (at any time) of the Total Commitments.	
Financial Covenants	Interest Cover - the ratio of EBITDA to Interest Expense shall not fall below 4.0x		**Interest Coverage - Parent Guarantor**: The ratio of EBITDA to Interest Expense of the Parent Guarantor on a consolidated basis shall at all times be no less than 2.25 : 1.00	
	Gearing - the ratio Equity to Total Assets shall not fall below 35%		Minimum Book Equity Ratio - Parent Guarantor: The Book Equity of the Parent Guarantor on a consolidated basis shall at all times be minimum 35% of the book value of its Total Assets.	
	Collateral to Facility Amount - the ratio of Collateral to Facility Amount shall not fall below 1.75x			
	Leverage - ratio of Net Debt to EBITDA (Minimum Operational Cash amount of $35m is discounted from the definition of cash to apply to the calculation of the Net Debt figure) will not exceed the following:		The Leverage Ratio of the Parent Guarantor on a consolidated basis shall at all times during a given period not exceed the following:	
	Quarter Date	**Leverage Ratio**	**Period**	**Maximum Leverage Ratio**
	From March 31, 2013 to December 31, 2013	5.00 to 1.00	From January 1, 2013 to December 31, 2013	5.00 : 1.00
	From March 31, 2014 to June 30, 2014	4.00 to 1.00	From January 1, 2014 to June 30, 2014	4.00 : 1.00
	From September 30, 2014 to December 31, 2014	3.50 to 1.00	From July 1, 2014 to December 31, 2014	3.50 : 1.00
	From March 31, 2015 to December 31, 2015	2.75 to 1.00	From January 1, 2015 to December 31, 2015	2.75 : 1.00
	From March 31, 2016 to the Termination Date	2.50 to 1.00	From January 1, 2016 to Final Maturity	2.50 : 1.00

	Senior Notes - US$ 500MM	
Purchasers	Wells Fargo Securities, LLC., J.P. Morgan Securities, LLC., RBS Securities Inc. and DNB Markets, Inc.	
Currency	USD	
Issuer	GulfMark Offshore, Inc.	
Trustee	U.S. Bank National Association	
Maturity	March 15, 2022	
Coupon	6.375%	
Interest Payment Dates	March 15 and September 15	
Record Dates	March 1 and September 1	
Ratings	B1 / BB- [1]	
Distribution	Rule 144A and Regulation S (with Registration Rights)	
Make-Whole	Callable prior to first call date at a redemption price of 100% plus the greater of (i) 1.00% and (ii) a make-whole call of T+50 basis points	
Equity Claw back	Redeem until March 15, 2015 at 106.375% for up to 35.0%	
Optional Redemption	Callable, on or after the following dates, and at the following prices:	
	Date	**Price**
	March 15, 2017	103.188%
	March 15, 2018	102.125%
	March 15, 2019	101.063%
	March 15, 2020 and thereafter	100.000%

Incurrence of debt OK up to 2:1 fixed charge coverage ratio on pro-forma basis.

Permitted Debt Credit Facilities in amount of the greater of:

- $[illegible] MM, and
- [illegible] of Consolidated Tangible Assets

(1) These securities ratings have been provided by Moody's and S&P. Neither of these ratings is a recommendation to buy, sell or hold these securities. Each rating may be subject to revision or withdrawal at any time, and should be evaluated independently of any other rating.

GULFMARK

GULFMARK

GULFMARK.COM